UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 10, 2006

AIRNET COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

000-28217	59-3218138
(Commission file number)	(IRS Employer Identification Number)

3950 Dow Road, Melbourne, Florida 32934

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (321) 984-1990

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of AirNet Communications Corporation’s February 2006 business update conference call as presented telephonically on February 10, 2006 on or around 8:30 AM ET.

Section 8 – Other Events

Item 8.01. Other Events.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of AirNet Communications Corporation’s February 2006 business update conference call as presented telephonically on February 10, 2006 on or around 8:30 AM ET.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1 - AirNet Communications Corporation February 2006 Business Update Conference Call Transcript

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRNET COMMUNICATIONS CORPORATION
Registrant

By:	/s/ Stuart P. Dawley
Stuart P. Dawley, Esq.
Vice President, General Counsel and Secretary

Dated: February 10, 2006